Liquidity and Going Concern Considerations	12 Months Ended
Sep. 30, 2023
Liquidity and Going Concern Considerations [Abstract]
LIQUIDITY AND GOING CONCERN CONSIDERATIONS

NOTE 3 — LIQUIDITY AND GOING CONCERN CONSIDERATIONS

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, the financial statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

For the fiscal year ended September 30, 2023, the Company’s revenue decreased by $4,659,063 to $6,155,593 from $10,814,656 for the fiscal year ended September 30, 2022, which was mainly due to the decrease in revenue from tutorial services. As a result, the Company incurred a net loss of $5,780,054 and net cash used in operating activities of $7,942,004 for the fiscal year ended September 30, 2023. As of September 30, 2023, the Company has an accumulated deficit of $14,835,585. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Management monitors and analyzes the Company’s cash on-hand, its ability to generate sufficient revenue sources in the future, and its operating and capital expenditure commitments. The Company has historically funded its working capital needs primarily from operations, bank loans, and advances from shareholders and intends to continue doing so in the near future to ensure sufficient working capital. As of September 30, 2023, the Company had cash on hand of $6,552,708 and working capital of $1,238,096. Deferred revenue included in current liabilities amounted to $3,988,699, mainly presenting the deferred tuition payments that will be recognized as revenue in the next fiscal year when the services are provided. As of September 30, 2023, the Company had short-term loan and long-term loans of $33,717 and $3,207,237, respectively. The Company expects that it would be able to obtain new bank loans or renew its existing bank loans upon maturity based on past experience and the Company’s good credit history. As of January 31, 2024, the Company had cash on hand of approximately $1.9 million. Management’s plan to alleviate the substantial doubt about our ability to continue as a going concern include: (1) working to improve our liquidity and capital sources mainly through cash flow from its operations, renewal of bank borrowings, equity or debt offering and borrowing from related parties, and (2) implementing a strategic transition to expand into the wellness industry in China. In order to fully implement our business plan and recover from continuing losses, we may also seek equity financing from outside investors. At the present time, however, we do not have commitments of funds from any potential investors. There can be no assurance that additional financing, if required, would be available on favorable terms or at all and/or that these plans and arrangements will be sufficient to fund our ongoing capital expenditures, working capital, and other requirements. The principal shareholder of the Company has made pledges to provide financial support to the Company whenever necessary. Based on the above analysis, management believes the company can continue as a going concern, the financial statements do not include any adjustments that might result from the outcome of this uncertainty.